UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2022

SeaWorld Entertainment, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35883	27-1220297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6240 Sea Harbor Drive, Orlando, Florida		32821
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 226-5011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEAS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 10, 2022, SeaWorld Entertainment, Inc. announced that its Board of Directors approved a replenishment of $228.2 million to the Company’s previously authorized share repurchase program, bringing the total amount authorized for future share repurchases back up to $250.0 million (the “Share Repurchase Program”). Under the Share Repurchase Program, the Company is authorized to repurchase shares through open market purchases, privately-negotiated transactions or otherwise in accordance with applicable federal securities laws, including through Rule 10b5-1 trading plans and under Rule 10b-18 of the Exchange Act. The Share Repurchase Program has no time limit and may be suspended or discontinued completely at any time. The number of shares to be purchased and the timing of purchases will be based on the Company's trading windows and available liquidity, general business and market conditions, and other factors, including legal requirements, debt covenant restrictions and alternative investment opportunities.

Forward-Looking Statements

In addition to historical information, this current report contains statements relating to future results (including certain projections and business trends) that are “forward-looking statements” within the meaning of the federal securities laws. The Company generally uses the words such as “might,” “will,” “may,” “should,” “estimates,” “expects,” “continues,” “contemplates,” “anticipates,” “projects,” “plans,” “potential,” “predicts,” “intends,” “believes,” “forecasts,” “future,” “guidance,” “targeted,” “goal” and variations of such words or similar expressions in this current report and any attachment to identify forward-looking statements. All statements, other than statements of historical facts included in this current report, including statements concerning plans, objectives, goals, expectations, beliefs, business strategies, future events, business conditions, results of operations, financial position, business outlook, earnings guidance, business trends and other information are forward-looking statements. The forward-looking statements are not historical facts, and are based upon current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management’s control. All expectations, beliefs, estimates and projections are expressed in good faith and the Company believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other important factors, many of which are beyond management’s control, that could cause actual results to differ materially from the forward-looking statements contained in this current report, including among others: COVID-19 or any related mutations and its impact on our business and the economy in general; failure to hire and/or retain our employees; factors beyond the Company’s control adversely affecting attendance and guest spending at its theme parks, including, but not limited to, weather, natural disasters, foreign exchange rates, consumer confidence, the potential spread of travel-related health concerns including pandemics and epidemics, travel related concerns, and governmental actions; complex federal and state regulations governing the treatment of animals, which can change, and claims and lawsuits by activist groups before government regulators and in the courts; activist and other third-party groups and/or media can pressure governmental agencies, vendors, partners, and/or regulators, bring action in the courts or create negative publicity about us; incidents or adverse publicity concerning the Company’s theme parks, the theme park industry and/or zoological facilities; a decline in discretionary consumer spending or consumer confidence; risks affecting the States of Florida, California and Virginia which generate a significant portion of the Company’s revenues such as natural disasters, closures due to pandemics, severe weather and travel-related disruptions or incidents; seasonal fluctuations in operating results, inability to compete effectively in the highly competitive theme park industry; interactions between animals and our employees and our guests at attractions at our theme parks, animal exposure to infectious disease; high fixed cost structure of theme park operations; changing consumer tastes and preferences; cyber security risks and failure to maintain the integrity of internal or guest data; technology interruptions or failures that impair access to the Company’s websites and/or information technology systems; increased labor costs, including wage increases, and employee health and welfare benefits; inability to grow our business or fund theme park capital expenditures, inability to realize the benefits of developments, restructurings, acquisitions or other strategic initiatives, and the impact of the costs associated with such activities; inability to remediate an identified material weakness on a timely basis; adverse litigation judgments or settlements; inability to protect the Company’s intellectual property or the infringement on intellectual property rights of others; the loss of licenses and permits required to exhibit animals or the violation of laws and regulations; unionization activities and/or labor disputes; inability to maintain certain commercial licenses; restrictions in our debt agreements limiting flexibility in operating our business; inability to retain our current credit ratings; our  leverage ; inadequate insurance coverage; inability to purchase or contract with third party manufacturers for rides and attractions or construction delays; environmental regulations, expenditures and liabilities; suspension or termination of any of the Company’s business licenses, including by legislation at federal, state or local levels; delays, restrictions or inability to obtain or maintain permits; financial distress of strategic partners or other counterparties; tariffs or other trade restrictions; actions of activist stockholders; the ability of Hill Path Capital LP and its affiliates to significantly influence our decisions; the policies of the U.S. President and his administration or any change to tax laws; changes in the method for determining LIBOR and the potential replacement of LIBOR may affect our cost of capital; mandates related to COVID-19 vaccinations for employees; changes or declines in our stock price, as well as the risk that securities analysts could downgrade our stock or our sector; risks associated with our capital allocation plans and share repurchases, including the risk that our share repurchase program could increase volatility and fail to enhance stockholder value and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” in the Company’s most recently available Annual Report on Form 10-K, as such risks, uncertainties and factors may be updated in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”).

Although the Company believes that these statements are based upon reasonable assumptions, it cannot guarantee future results and readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date of this current report. There can be no assurance that (i) the Company has correctly measured or identified all of the factors affecting its business or the extent of these factors’ likely impact, (ii) the available information with respect to these factors on which such analysis is based is complete or accurate, (iii) such analysis is correct or (iv) the Company’s strategy, which is based in part on this analysis, will be successful. Except as required by law, the Company undertakes no obligation to update or revise forward-looking statements to reflect new information or events or circumstances that occur after the date of this current report or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the SEC (which are available from the SEC’s EDGAR database at www.sec.gov and via the Company’s website at www.seaworldinvestors.com).

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

99.1	Press release dated March 10, 2022 announcing the Share Repurchase Program
104	Cover page interactive data filed (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAWORLD ENTERTAINMENT, INC.

Date: March 11, 2022	By:	/s/ G. Anthony (Tony) Taylor
	Name:	G. Anthony (Tony) Taylor
	Title:	Chief Legal Officer, General Counsel and Corporate Secretary